Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2010

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14438

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            	 1217
	    Class C              6500
	    Class Y		 5372


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 18.18

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 15.51
	    Class C           $ 16.33
	    Class Y           $ 18.73


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1287

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  145
	    Class C	      $  379
	    Class Y	      $   45

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.08

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.05
    	    Class C	      $ 0.05
	    Class Y	      $ 0.08

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            17078

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        2781
	    Class C             7058
	    Class Y		 738


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.68

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.67
	    Class C           $ 5.69
	    Class Y           $ 5.72


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  57

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    4
	    Class C	      $    3
            Class Y           $    - (1)

		(1) less than $500


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $  - (1)

		(1) less than $0.0005 per share

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $  - (1)
    	    Class C	      $  - (1)
            Class Y           $  - (1)

		(1) less than $0.005 per share

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       321766

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             20378
	    Class C             15368
            Class Y              1863

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             16065

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  508
	    Class C              2752
	    Class Y		  803


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 26.68

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 22.86
	    Class C           $ 23.50
	    Class Y           $ 27.28


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1002

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   29
	    Class C	      $  142
	    Class Y	      $  126


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.09

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.04
	    Class Y	      $ 0.11


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             10970

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         750
	    Class C             3352
	    Class Y		1211

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 23.47

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 23.16
	    Class C           $ 23.53
	    Class Y           $ 23.58


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1043

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   12
	    Class C	      $   69
	    Class Y	      $   80


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.09

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.05
	    Class Y	      $ 0.11


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            11218

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              290
	    Class C             1392
	    Class Y		 811

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 20.52

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 20.20
	    Class C           $ 20.48
	    Class Y           $ 20.81